UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2014

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

100 Campus Drive, Florham Park, NJ	07932
(Address of principal executive offices)	(Zip Code)

(973) 822-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 13, 2014, Zoetis Inc. (the “Company”) held its Annual Meeting of Shareholders at The Hilton Short Hills located at 41 John F. Kennedy Parkway, Short Hills, New Jersey 07078 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2014 (the “Proxy Statement”). There were 418,818,808 shares of common stock present at the Annual Meeting in person or by proxy, which represented 83.6% of the voting power of the shares of common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on March 19, 2014 (the “Record Date”).

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1. To elect three directors, all of whom are currently serving on the Company’s Board of Directors, each to serve until the 2017 Annual Meeting of Shareholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2. A non-binding advisory vote on the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.

3. A non-binding advisory vote on whether a non-binding advisory vote on the compensation program for the Company’s named executive officers should be held every one, two or three years.

4. To approve the Company’s 2013 Equity and Incentive Plan.

5. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The voting results for each of these proposals are detailed below.

1. Election of Directors

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Gregory Norden	390,749,393	6,287,206	100,666	21,681,543
Louise M. Parent	392,015,232	5,035,391	86,642	21,681,543
Robert W. Scully	391,994,641	5,042,559	100,065	21,681,543

Each of the three nominees for director was elected to serve until the 2017 Annual Meeting of Shareholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2. Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
385,423,556	8,298,226	3,415,483	21,681,543

The shareholders approved, on a non-binding advisory basis, the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.

3. Frequency of Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes	Unvoted
357,860,164	3,710,920	23,888,495	11,677,607	21,681,543	79

The shareholders approved, on a non-binding advisory basis, to hold a non-binding advisory vote on the compensation program for the Company’s named executive officers every year.

After considering the preferences expressed by the Company’s shareholders at the Annual Meeting, the Company’s Board of Directors determined to hold a non-binding advisory vote on the compensation program for the Company’s named executive officers every year.

4. Approval of the Company’s 2013 Equity and Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
376,441,411	20,505,304	190,550	21,681,543

The shareholders approved the Company’s 2013 Equity and Incentive Plan.

5. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
417,849,885	882,819	86,104	0

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

By:	/s/ Heidi C. Chen
Name:	Heidi C. Chen
Title:	Executive Vice President,
General Counsel and Corporate Secretary
Dated: May 13, 2014